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                                                          EXHIBIT 99(B)

                             ATLANTIC ENERGY, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned holder of common stock, no par value (the "Common Stock"), of Atlantic Energy, Inc. (the "Company") hereby appoints each of James E. Franklin II, Michael J. Barron and Louis M. Walters and each of them with full power of substitution, for and in the name of the undersigned, to represent and to vote, as designated below, all shares of Common Stock that the undersigned is entitled to vote if personally present at the Special Meeting of Stockholders of the Company, and at any adjournment thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE MERGER AGREEMENT

         (PLEASE MARK THE PROPOSAL WITH AN "X" IN THE APPROPRIATE BOX)

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
       1.  APPROVAL OF MERGER AGREEMENT:

           Approval of Agreement and Plan of Merger, dated as of August 9, 1996, as amended and restated as of December 26, 1996 by and among Delmarva Power & Light Company, Atlantic Energy, Inc., Conectiv, Inc. and DS Sub, Inc. (the "Merger Agreement")

            / /  FOR THE MERGER AGREEMENT                      / /  AGAINST
                                  THE MERGER AGREEMENT

       2.  APPROVAL OF CONECTIV, INC. INCENTIVE COMPENSATION PLAN:

           Approval of the Conectiv, Inc. Incentive Compensation Plan (the "Incentive Compensation Plan")

                          / /  FOR THE INCENTIVE COMPENSATION
           PLAN                      / /  AGAINST THE INCENTIVE COMPENSATION
                                          PLAN
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       3.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
           OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                       IN THE ENCLOSED ENVELOPE PROVIDED

                           (CONTINUED ON OTHER SIDE)
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                          (CONTINUED FROM OTHER SIDE)

    This Proxy, when properly executed, will be voted in the manner marked herein by the undersigned stockholder. IF NO MARKING IS MADE, THIS PROXY WILL BE DEEMED TO BE A DIRECTION TO VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND FOR APPROVAL OF THE INCENTIVE COMPENSATION PLAN.

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
                                                                          The stockholder hereby acknowledges
                                                                          receipt of the Notice of the Special
                                                                          Meeting and the Joint Proxy
                                                                          Statement/Prospectus attached thereto.
                                                                                    PLEASE DATE AND SIGN
                                                                          THIS PROXY EXACTLY AS YOUR NAME APPEARS
                                                                                          HEREON.

                                                                          ----------------------------------------
                                                                                        (Signature)

                                                                          ----------------------------------------
                                                                                (Signature, if held jointly)

                                                                          ----------------------------------------
                                                                                          (Title)

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                                                                          Dated:
To vote in accordance with the Board's recommendation, just sign and      When shares are held by joint tenants,
date this proxy; no boxes need to be checked.                             both should sign. When signing as
                                                                          attorney-in-fact, executor,
                                                                          administrator, trustee, guardian,
                                                                          corporate officer or partner, please
                                                                          give full title as such. If a
                                                                          corporation, please sign in corporate
                                                                          name by President or other authorized
                                                                          officer. If a partnership, please sign
                                                                          in partnership name by authorized
                                                                          person.
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